UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 12, 2011

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the Current Reports on Form 8-K filed on April 1, 2011 and April 8, 2011, by each of Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Competitive Holdings Company (“EFCH”) regarding the solicitation of consents by Texas Competitive Electric Holdings Company LLC (“TCEH”), a subsidiary of EFH Corp. and EFCH, from lenders (the “Lenders”) under its Credit Agreement dated as of October 10, 2007 (as amended, the “Senior Secured Credit Facilities”), for an amendment to such credit facilities (the “Amendment”) and the extension of certain loans and commitments under such credit facilities (the “Extension”). On April 7, 2011, TCEH received the requisite consents from Lenders in order for the Amendment to become effective. As a result, the Amendment was executed by the requisite parties and became effective.

Pursuant to the Extension, TCEH offered all of its lenders under the TCEH Senior Secured Credit Facilities the right to extend:

(1) the maturity of TCEH’s first lien term loans held by accepting lenders (the “Extended Term Loans”) from October 10, 2014 to October 10, 2017 and increase the interest rate with respect to the Extended Term Loans from the London Interbank Offered Rate (“LIBOR”) plus 3.50% to LIBOR plus 4.50%;

(2) the maturity of TCEH’s first lien deposit letter of credit loans held by accepting lenders (the “Extended LC Loans”) from October 10, 2014 to October 10, 2017 and increase the interest rate with respect to the Extended LC Loans from LIBOR plus 3.50% to LIBOR plus 4.50%; and

(3) the maturity of the commitments under the revolving credit facility held by accepting lenders (the “Extended Revolving Commitments” and, together with the Extended Term Loans and the Extended LC Loans, the “Extended Loans”) from October 10, 2013 to October 10, 2016 and increase the interest rate with respect to the Extended Revolving Commitments from LIBOR plus 3.50% to LIBOR plus 4.50% and increase the undrawn fee with respect to such commitments from 0.50% to 1.00%.

Lenders agreed to extend the maturity of over 80% of the aggregate amount of the outstanding term loans and deposit letter of credit loans under the TCEH Senior Secured Credit Facilities, and Lenders agreed to extend a substantial portion of their commitments under the TCEH revolving credit facility. As a result, if the conditions to the effectiveness of the Extension are met (including the pro-rata repayment of loans and reduction of commitments as described in more detail below) and the Extension becomes effective as contemplated, there will be approximately:

•	$15,367 million aggregate principal amount of Extended Term Loans and $3,812 million aggregate principal amount of non-extended term loans;

•	$1,020 million aggregate principal amount of Extended LC Loans and $43 million aggregate principal amount of non-extended deposit letter of credit loans; and

•	$1,384 million aggregate principal amount of Extended Revolving Commitments and $671 million aggregate principal amount of non-extended commitments under the revolving credit facility.

The Extended Loans will include a “springing maturity” provision pursuant to which (a) in the event that more than $500 million aggregate principal amount of TCEH’s 10.25% Senior Notes due 2015 and 10.25% Senior Notes due 2015, Series B (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the date of determination) or more than $150 million aggregate principal amount of TCEH’s 10.50%/11.25% Senior Toggle Notes due 2016 (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the date of determination), as applicable, remain outstanding as of 91 days prior to the maturity date of the applicable notes and (b) TCEH’s Consolidated Total Debt to Consolidated EBITDA (as each term is defined in the Senior Secured Credit Facilities) ratio is greater than 6.00 to 1.00 at such applicable determination date, then the maturity date of the Extended Loans will automatically change to 90 days prior to the maturity date of the applicable notes.

The closing and effectiveness of the Extension is conditioned upon the satisfaction of certain conditions, including, among others, (a) the closing of an offering of senior secured notes (unless waived by TCEH) and (b) the aggregate pro-rata repayment of certain outstanding loans under the Senior Secured Credit Facilities and, solely with respect to the Extended Revolving Commitments, the reduction of certain commitments under the revolving credit facility. The extension of the term loans and deposit letter of credit loans will not be conditioned upon the effectiveness of the extension of the commitments under the revolving credit facility. If the Extension becomes effective, TCEH will pay an up-front extension fee of 350 basis points to lenders holding Extended Term Loans and Extended LC Loans.

***

The information set forth in this Current Report on Form 8-K is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities of TCEH or any of its affiliates, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The senior secured notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The securities will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. Forward-looking statements are generally not statements of historical facts. These forward-looking statements are based on our current beliefs and expectations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control), including whether the Extension will become effective. The factors that could cause actual results or outcomes to differ materially from these forward-looking statements include those discussed in EFH Corp.’s and EFCH’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2010. You are cautioned not to place undue reliance on these forward-looking statements, which are applicable only on the date of this Current Report on Form 8-K. Neither EFH Corp. nor EFCH undertakes any obligation to publicly release any revision to their respective forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

Dated: April 13, 2011